Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting under U.S. GAAP.

On April 1, 2020 (the “Closing Date”), OpGen, Inc. (“OpGen” or the “Company”) completed its business combination transaction (the “Transaction”) with Curetis N.V., a public company with limited liability under the laws of the Netherlands (the “Seller”), as contemplated by the Implementation Agreement, dated as of September 4, 2019 (the “Implementation Agreement”), by and among the Company, the Seller, and Crystal GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany and wholly owned subsidiary of the Company (“Purchaser”). Pursuant to the Implementation Agreement, the Purchaser acquired all of the shares of Curetis GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany (“Curetis GmbH”) and certain other assets and liabilities of the Seller (together, the “Curetis Business”), as further described below, and paid, as the sole consideration, 2,028,208 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to the Seller, and reserved for future issuance (a) 134,356 shares of Common Stock, in connection with its assumption of the Seller’s 2016 Stock Option Plan, as amended (the “Seller Stock Option Plan”), and the outstanding awards thereunder, and (b) 500,000 shares of Common Stock to be issued upon the conversion, if any, of certain convertible notes issued by the Seller. The 2,028,208 shares of Common Stock issued to the Seller represented approximately 13.8% of the outstanding Common Stock of the Company as the Closing Date.

At the closing, the Company assumed all of the liabilities of the Seller solely and exclusively related to the acquired business, which is providing innovative solutions, through development of proprietary platforms, diagnostic content, applied bioinformatics, lab services, research services and commercial collaborations and agreements, for molecular microbiology, diagnostics designed to address the global challenge of detecting severe infectious diseases and identifying antibiotic resistances in hospitalized patient. Pursuant to the Implementation Agreement, the Company also assumed and adopted the Seller Stock Option Plan as an Amended and Restated Stock Option Plan of the Company. In connection with the foregoing, the Company assumed all awards thereunder that were outstanding as of the Closing Date and converted such awards into options to purchase shares of Common Stock pursuant to the terms of the applicable award. In addition, the Company assumed, at the closing, all of the outstanding convertible notes issued by Seller in favor of YA II PN, LTD (“Yorkville Advisors”), pursuant to the previously disclosed Assignment of the Agreement for the Issuance of and Subscription to Notes Convertible into Shares, dated February 24, 2020 (the “Assignment Agreement”), and entered into pursuant to the Implementation Agreement.

The unaudited pro forma condensed combined balance sheet data assume that the business combination took place on March 31, 2020 and combines the historical balance sheets of OpGen and the Curetis Business as of such date. The unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2019 and the three months ended March 31, 2020, assume that the business combination took place as of January 1, 2019, and combine the historical results of OpGen and the Curetis Business for the year ended December 31, 2019 and the three months ended March 31, 2020, respectively. The unaudited pro forma condensed combined financial information was prepared in accordance with the rules and regulations of Article 11 of SEC Regulation S-X. The historical financial statements of OpGen and the Curetis Business have been adjusted to give pro forma effect to events that are (i) directly attributable to the transaction, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the Companies combined results.

The interim, unaudited March 31, 2020 financial information of the Curetis Business was derived from the financial records of the Curetis Business. The December 31, 2019 financial information was taken from the Curetis Business Audited Historical Consolidated Financial Statements and Related Notes filed as exhibit 99.1 of the attached 8-K/A. The Curetis Business Audited Historical Consolidated Financial Statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, or IFRS. The consolidated financial statements of OpGen were prepared in accordance with U.S. GAAP. OpGen has performed a preliminary analysis and has not identified significant differences identified between IFRS and U.S. GAAP for the purposes of presenting the unaudited pro forma condensed combined financial statements. In addition, the unaudited condensed combined financial statements reflect reclassifications to conform the Curetis Business historical accounting presentation to OpGen’s accounting presentation.

F-1

The consolidated financial statements of OpGen are presented in U.S. dollars, or USD, whereas, the financial statements of the Curetis Business are presented in Euros. Therefore, the unaudited pro forma condensed combined financial information includes adjustments to convert the Curetis Business’ financial information from Euros to USD.

The Curetis Business’ assets and liabilities will be measured and recognized at their fair values as of the transaction date and combined with the assets, liabilities and results of operations of OpGen after the consummation of the business combination. The allocation of the purchase price to acquired assets and assumed liabilities based on their underlying fair values requires the extensive use of significant estimates and management’s judgment. The allocation of the purchase price is preliminary at this time, and will remain as such until management completes valuations and other studies in order to finalize the valuation of the net assets acquired. These provisional estimates will be adjusted upon the availability of further information regarding events or circumstances which exist at the acquisition date and such adjustments may be significant.

The unaudited pro forma condensed combined financial information is based on the assumptions and adjustments that are described in the accompanying notes. Accordingly, the pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed, including but not limited to the determination of differences between IFRS and U.S. GAAP, and of the application of purchase price adjustments, and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final accounting could occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the Company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the business of OpGen and the Curetis Business. The unaudited pro forma condensed combined financial information is preliminary and has been prepared for illustrative purposes only and is not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had OpGen and the Curetis Business been a combined company during the specified periods. The actual results reported in periods following the business combination may differ significantly from those reflected in the unaudited pro forma condensed combined financial information presented herein for a number of reasons, including, but not limited to, differences in actual performance compared to the assumptions used to prepare this pro forma financial information.

The unaudited pro forma condensed combined financial information, including the notes thereto, should be read in conjunction with the separate historical financial statements of OpGen and the Curetis Business.

Accounting rules require evaluation of certain assumptions, estimates, or determination of financial statement classifications which are completed during the measurement period as defined in current accounting standards. The accounting policies of the Curetis Business may materially vary from those of OpGen. During preparation of the unaudited pro forma condensed combined financial information, management has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences, in accounting policies. Management is conducting a final review of the Curetis Business accounting policies in order to determine if differences in accounting policies require adjustment or reclassification of the Curetis Business’ results of operations or reclassification of assets or liabilities to conform to OpGen’s accounting policies and classifications. As a result of this review, management may identify differences that, when conformed, could have a material impact on these unaudited pro forma condensed combined financial statements.

F-2

OpGen, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
March 31, 2020
(in thousands)
	OpGen	Curetis Business	Pro Forma Adjustments	Notes	Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$11,469	$1,161	$—		$12,630
Accounts receivable, net	166	483	—		649
Note receivable	4,809	—	(4,809)	G	—
Inventory, net	437	2,218	464	M	3,119
Prepaid expenses and other current assets	264	1,045	—		1,309
Total current assets	17,145	4,907	(4,345)		17,707
Property and equipment, net	103	3,667	—		3,770
Finance lease right-of-use assets, net	826	—	—		826
Operating lease right-of-use assets	886	1,091	—		1,977
Goodwill	601	—	3,146	F	3,747
Intangible assets, net	—	7,975	10,406	F	18,381
Other noncurrent assets	203	405	—		608
Total assets	$19,764	$18,045	$9,207		$47,016
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$1,054	$1,169	$—		$2,223
Accrued compensation and benefits	988	—	—		988
Accrued and other current liabilities	1,048	2,456	670	A,B	4,174
Deferred revenue	10	—	—		10
Short-term notes payable	348	29,638	(27,873)	F,G,H,I	2,113
Short-term finance lease liabilities	517	—	—		517
Short-term operating lease liabilities	948	511	—		1,459
Total current liabilities	4,913	33,774	(27,203)		11,484
Notes payable	163	—	16,218	I	16,381
Long-term finance lease liabilities	213	—	—		213
Long-term operating lease liabilities	392	597	—		989
Other noncurrent liabilities	—	49	—		49
Total liabilities	5,681	34,420	(10,985)		29,116
Stockholders' equity
Common stock	125	6,141	(6,121)	C,D	145
Additional paid-in capital	192,410	178,061	(173,183)	C,D,E	197,288
Accumulated deficit	(178,474)	(200,534)	199,453	A,B,C,G	(179,555)
Accumulated other comprehensive loss (income)	22	(43)	43	C	22
Total stockholders’ equity (deficit)	14,083	(16,375)	20,192		17,900
Total liabilities and stockholders’ equity (deficit)	$19,764	$18,045	$9,207		$47,016

F-3

OpGen, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the three months ended March 31, 2020
(in thousands, except share and per share data)

	OpGen	Curetis Business	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue	$617	$1,014	$—		$1,631
Operating expenses:
Cost of products sold	277	795	252	J	1,324
Cost of services	138	—	—		138
Research and development	1,218	1,401	—		2,619
General and administrative	1,701	972	(189)	K	2,484
Sales and marketing	282	844	—		1,126
Transaction costs	245	—	(245)	K	—
Impairment of intangible assets	751	—	—		751
Total operating expenses	4,612	4,012	(182)		8,442
Operating loss	(3,995)	(2,998)	182		(6,811)
Other (expense) income	87	765	(87)	L	765
Interest expense	(38)	(724)	87	L	(675)
Foreign currency transaction losses	(4)	—	—		(4)
Provision for income taxes	—	(3)	—		(3)
Net loss	$(3,950)	$(2,960)	$182		$(6,728)
Net loss applicable to common stockholders	$(3,950)	$(2,960)	$182		$(6,728)
Net loss per common share - basic and diluted	$(0.53)				$(0.71)
Weighted average shares outstanding - basic and diluted	7,393,232		2,028,208	D	9,421,440

F-4

OpGen, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the year ended December 31, 2019
(in thousands, except share and per share data)

	OpGen	Curetis Business	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue	$3,499	$2,543	$—		$6,042
Operating expenses:
Cost of products sold	912	5,502	1,009	J	7,423
Cost of services	720	—	—		720
Research and development	5,121	8,529	—		13,650
General and administrative	6,252	5,279	(1,991)	K	9,540
Sales and marketing	1,465	6,868	—		8,333
Transaction costs	779	—	(779)	K	—
Impairment of right-of-use asset	521	—	—		521
Impairment of financial assets	—	159	—		159
Total operating expenses	15,770	26,337	(1,761)		40,346
Operating loss	(12,271)	(23,794)	1,761		(34,304)
Other income	10	901	(21)	L	890
Interest expense	(188)	(2,613)	21	L	(2,780)
Foreign currency transaction losses	2	—	—		2
Provision for income taxes	—	(82)	—		(82)
Net loss	$(12,447)	$(25,588)	$1,761		$(36,274)
Net loss applicable to common stockholders	$(12,447)	$(25,588)	$1,761		$(36,274)
Net loss per common share - basic and diluted	$(7.70)				$(9.95)
Weighted average shares outstanding - basic and diluted	1,616,939		2,028,208	D	3,645,147

F-5

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	Description of Transaction

On April 1, 2020 (the “Closing Date”), OpGen, Inc. (“OpGen” or the “Company”) completed its business combination transaction (the “Transaction”) with Curetis N.V., a public company with limited liability under the laws of the Netherlands (the “Seller”), as contemplated by the Implementation Agreement, dated as of September 4, 2019 (the “Implementation Agreement”), by and among the Company, the Seller, and Crystal GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany and wholly owned subsidiary of the Company (“Purchaser”). Pursuant to the Implementation Agreement, the Purchaser acquired all of the shares of Curetis GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany (“Curetis GmbH”) and certain other assets and liabilities of the Seller (together, the “Curetis Business”), as further described below, and paid, as the sole consideration, 2,028,208 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to the Seller, and reserved for future issuance (a) 134,356 shares of Common Stock, in connection with its assumption of the Seller’s 2016 Stock Option Plan, as amended (the “Seller Stock Option Plan”), and the outstanding awards thereunder, and (b) 500,000 shares of Common Stock to be issued upon the conversion, if any, of certain convertible notes issued by the Seller. The 2,028,208 shares of Common Stock issued to the Seller represented approximately 13.8% of the outstanding Common Stock of the Company as the Closing Date.

Curetis Business

The accompanying unaudited pro forma condensed combined financial statements reflect, what OpGen assumes would be the results and financial position on a U.S. GAAP basis, of the interim combined statement of financial position and interim combined statement of operations of the Curetis Business. OpGen has performed a preliminary analysis and has not identified significant differences identified between IFRS and U.S. GAAP for the purposes of presenting the unaudited pro forma condensed combined financial statements. In addition, the unaudited condensed combined financial statements reflect reclassifications to conform the Curetis Business historical accounting presentation to OpGen’s accounting presentation and translation from Euros to USD based on OpGen’s U.S. GAAP policies as follows.

F-6

OpGen, Inc.
Unaudited Curetis Business Condensed Combined Statement of Financial Position
March 31, 2020
(in thousands)

	Curetis Busines (Euros)	Curetis Busines (USD) (1)
Assets
Current assets
Cash and cash equivalents	€1,050	$1,161
Trade receivables	437	483
Other receivables, related party	396	438
Inventories	2,006	2,218
Prepaid expenses and other current assets	549	607
Total current assets	4,438	4,907
Intangible assets	7,213	7,975
Property, plant and equipment	3,316	3,667
Right of use assets	987	1,091
Other non-current financial assets	160	177
Other non-current assets	206	228
Total assets	€16,320	$18,045
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Trade and other payables	€1,057	$1,169
Other liabilities, related party	432	478
Provisions current	176	195
Other current liabilities	1,614	1,783
Other current financial liabilities	26,805	29,638
Current lease liabilities	462	511
Total current liabilities	30,546	33,774
Provisions non-current	44	49
Non-current lease liabilities	540	597
Total liabilities	31,130	34,420
Equity
Subscribed capital	5,554	6,141
Capital reserve	161,039	178,061
Currency translation differences	(39)	(43)
Accumulated deficit	(181,364)	(200,534)
Total stockholders’ deficit	(14,810)	(16,375)
Total liabilities and stockholders’ deficit	€16,320	$18,045

(1) Convenience translation performed using the following exchange rate in effect as of March 31, 2020:	1.10570

F-7

OpGen, Inc.
Unaudited Curetis Business Condensed Combined Statement of Operations
For the three months ended March 31, 2020
(in thousands)

	Curetis Business (Euros)	Curetis Business (USD) (1)
Revenue	€917	$1,014
Cost of sales	(719)	(795)
Gross profit	198	219
Distribution costs	(763)	(844)
Administrative expenses	(879)	(972)
Research and development expenses	(1,267)	(1,401)
Other income	311	344
Operating loss	(2,400)	(2,654)
Finance income	381	421
Finance costs	(655)	(724)
Finance result -- net	(274)	(303)

Loss before income taxes	(2,674)	(2,957)
Income tax expense	(3)	(3)
Loss for the period	€(2,677)	$(2,960)

(1) Convenience translation performed using the following exchange rate in effect as of March 31, 2020:	1.10570

F-8

OpGen, Inc.
Unaudited Curetis Business Condensed Combined Statement of Operations
For the year ended December 31, 2019
(in thousands)

	Curetis Business (Euros)	Curetis Business (USD) (1)
Revenue	€2,271	$2,543
Cost of sales	(4,913)	(5,502)
Gross loss	(2,642)	(2,959)
Distribution costs	(6,133)	(6,868)
Administrative expenses	(4,714)	(5,279)
Research and development expenses	(7,616)	(8,529)
Impairment of financial assets	(142)	(159)
Other income	559	626
Operating loss	(20,688)	(23,168)
Finance income	246	275
Finance costs	(2,333)	(2,613)
Finance result -- net	(2,087)	(2,338)

Loss before income taxes	(22,775)	(25,506)
Income tax expense	(73)	(82)
Loss for the period	€(22,848)	$(25,588)

(1) Convenience translation performed using the following exchange rate in effect as of December 31, 2019:	1.11986

F-9

The accompanying unaudited pro forma condensed combined financial statements reflect Curetis Business unaudited combined financial statements prepared in accordance with IFRS mapped to OpGen’s financial statements as follows:

Curetis Business Statement of Operations Descriptions	OpGen Consolidated Statements of Operations and Comprehensive Loss Descriptions
Revenue	Revenue
Cost of sales	Cost of products sold
Distribution costs	Sales and marketing
Administrative expenses	General and administrative
Research & development expenses	Research and development
Transaction costs	Transaction costs
Other income	Other income
Operating loss	Operating loss
Finance income	Other income
Finance costs	Interest expense
Income tax expense	Provision for income taxes
Loss for the period	Net loss

Curetis Business Statement of Financial Position Descriptions	OpGen Balance Sheet Descriptions
Cash and cash equivalents	Cash and cash equivalents
Trade receivables	Accounts receivable, net
Other receivables, related party	Prepaid expenses and other current assets
Contractual assets	Contractual assets *
Inventories	Inventory, net
Prepaid Expenses and other current assets	Prepaid expenses and other current assets
Total current assets	Total current assets
Intangible assets	Intangible assets, net
Property, plant and equipment	Property and equipment, net
Right of use assets	Operating lease right-of-use assets
Other non-current assets	Other noncurrent assets
Other non-current financial assets	Other noncurrent assets
Deferred tax assets	Deferred tax assets
Total assets	Total assets
Liabilities and Stockholders’ Equity	Liabilities and Stockholders’ Equity
Current liabilities	Current liabilities
Trade and other payables	Accounts payable
Other liabilities, related party	Accrued and other current liabilities
Provisions current	Provisions current
Tax liabilities	Accrued and other current liabilities
Other current liabilities	Accrued and other current liabilities
Other current financial liabilities	Accrued and other current liabilities
Current lease liabilities	Short-term operating lease liabilities
Total current liabilities	Total current liabilities
Provisions non-current	Other noncurrent liabilities*
Other non-current financial liabilities	Notes payable
Non-current lease liabilities	Long-term operating lease liabilities
Total liabilities	Total liabilities
Equity	Equity
Subscribed capital	Common stock
Capital reserve	Additional paid-in capital
Currency translation differences	Accumulated other comprehensive loss
Accumulated deficit	Accumulated deficit
Total stockholders’ equity	Total stockholders’ equity (deficit)
Total liabilities and stockholders’ equity	Total liabilities and stockholders’ equity

* Denotes Curetis description added to proforma balance sheet

F-10

3. Purchase Method of Accounting

The accompanying unaudited pro forma condensed combined financial statements reflect accounting for the business combination in accordance with the purchase method of accounting. Under the purchase method, the purchase consideration is allocated to the assets acquired and the liabilities assumed based on their estimated fair values, with any excess of the purchase consideration over the estimated fair values of the identifiable net assets acquired being recorded as goodwill.

Purchase Consideration

The total fair value of the consideration was:

Number of shares issued to Curetis N.V (i)	2,028,208
Multiplied by the market value per share of OpGen's common stock (ii)	$2.39
Total fair value of common stock issued to Curetis N.V shareholders	4,847,417
Fair value of replacement stock awards related to precombination service	49,000
Fair value of convertible notes	1,766,000
Fair value of EIB debt	16,218,000
Funds advanced to Curetis GmbH under Interim Facility	4,398,000
Total purchase consideration	$27,278,417

(i)	Under the Implementation Agreement, OpGen issued to Seller, as the sole consideration, 2,028,208 shares of common stock and reserved for future issuance (a) 134,356 shares of common stock in connection with its assumption of the Seller Stock Option Plan, and (b) 500,000 shares of common stock to be issued upon conversion, if any, of certain convertible notes issued by the Seller.
(ii)	The price per share of OpGen’s common stock was based on the closing price as reported on the Nasdaq Capital Market on April 1, 2020.

Allocation of Purchase Price

The following table demonstrates the allocation of the purchase consideration to the estimated fair value of the assets acquired and liabilities assumed on April 1, 2020, based on their preliminary estimated fair values:

Purchase Consideration	Estimated Fair Value
Total Consideration	$27,278,417

Tangible asset acquired
Cash	$1,160,985
Receivables	483,191
Inventory	2,682,034
Property and equipment	3,666,501
Right of use assets	1,091,326
Other current assets	1,044,886
Other non-current assets	404,686
Total tangible assets acquired	10,533,609

Identifiable intangible assets acquired
Trade names/trademarks	1,768,000
Customer/distributor relationships	2,362,000
A50 - Developed technology	1,682,000
Ares - Developed technology	6,088,000
A30 - In-process research & development	6,481,000
Total identifiable intangible assets acquired	18,381,000

Liabilities assumed
Accounts payable	1,168,725
Accrued expenses and other current liabilities	2,456,421
Lease liabilities	1,107,911
Other long term liabilities	48,651
Total liabilities assumed	4,781,708

Goodwill	$3,145,516

F-11

Identifiable intangible assets will be amortized on a straight-line basis over their estimated useful lives. The estimated useful lives of the intangibles are:

Estimated Useful Life
Trade names/trademarks	10 years
Customer/distributor relationships	15 years
A50 - Developed technology	7 years
Ares - Developed technology	14 years
A30 - In-process research & development	Indefinite
Goodwill	Indefinite

The pro forma condensed combined financial statements reflect management’s best estimate of the fair value of the tangible and intangible assets acquired and liabilities assumed based on a preliminary valuation study performed by an independent third-party valuation firm based on information currently available. As final valuations are performed, increases or decreases in the fair value of assets acquired and liabilities assumed will result in adjustments, which may be material, to the pro forma balance sheet and/or statement of operations.

4. Pro Forma Adjustments

The following assumptions and adjustments apply to the unaudited pro forma condensed combined financial statements:

A.	To record OpGen’s estimated transaction costs, such as legal, audit, advisory fees and transactional fees that were not incurred as of March 31, 2020.
B.	To record the Curetis Business’s estimated transaction costs, such as legal, audit, advisory fees and transactional fees that were not incurred as of March 31, 2020.
C.	To eliminate the Curetis Business’ common stock, historical paid-in-capital, accumulated other comprehensive loss, and accumulated deficit balances.
D.	To reflect 2,028,208 shares issued to Curetis N.V. at closing of the business combination.
E.	To reflect the fair value of assumed Seller Stock Option Plan awards related to pre-combination service.
F.	To reflect the pro forma impact of the allocation of the purchase consideration to the fair value of the (i) tangible and identifiable intangible assets acquired, (ii) liabilities assumed, and (iii) goodwill.
G.	To reflect the pro forma intercompany elimination of the interim facility between OpGen and the Curetis Business.
H.	To eliminate the historical Curetis Business debt acquired by OpGen.
I.	To reflect the reclassification of the long term potion of debt acquired by OpGen
J.	To reflect the pro forma amortization of the acquired identifiable intangible assets over their estimated useful lives.
K.	To reflect the elimination of transaction expenses incurred by OpGen and the Curetis Business during the year ended December 31, 2019 and three months ended March 31, 2020.
L.	To eliminate interest expense/income on the interim facility between OpGen and the Curetis Business
M.	To reflect the step up basis of acquired inventory.

F-12

Adjustments to accrued expenses are as follows (in thousands):	March 31, 2020
OpGen's estimated transaction costs (A)	$555
Curetis Business estimated transaction costs (B)	115
Total	$670

Adjustments to short-term notes payable are as follows (in thousands):	March 31, 2020
Eliminate Curetis Business’ historical short-term notes payable (H)	$(29,640)
Fair value of acquired notes payable (F)	22,383
Eliminate Interim Facility between OpGen and Curetis (G)	(4,398)
To reclassify long term portion of acquired notes payable (I)	(16,218)
Total	$(27,873)

Adjustments to common stock are as follows (in thousands):	March 31, 2020
Eliminate Curetis Business' historical common stock balance (C)	$(6,141)
To reflect shares issued to Curetis N.V. under the implementation agreement (D)	20
Total	$(6,121)

Adjustments to additional paid-in capital are as follows (in thousands):	March 31, 2020
Eliminate Curetis Business' historical additional paid-in-capital balance (C)	$(178,061)
To reflect shares issued to Curetis N.V. under the implementation agreement (D)	4,829
To reflect FV of precombination service of assumed Seller Stock Option Plan (E)	49
Total	$(173,183)

Adjustments to accumulated deficit are as follows (in thousands):	March 31, 2020
Eliminate Curetis Business' historical accumulated deficit balance (C)	$200,534
OpGen's estimated transaction costs (A)	(555)
Curetis Business estimated transaction costs (B)	(115)
Eliminate Interim Facility between OpGen and Curetis (G)	(411)
Total	$199,453

F-13